UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

UNITED NATURAL FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21531	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of United Natural Foods, Inc. (the "Company") previously approved, subject to stockholder approval, the United Natural Foods, Inc. Amended and Restated 2012 Equity Incentive Plan (the “Equity Incentive Plan”).  According to the results from the Company’s 2015 Annual Meeting of Stockholders (the "Annual Meeting") held on December 16, 2015, the Company’s stockholders approved the Equity Incentive Plan.  A detailed summary of the material terms of the Equity Incentive Plan appears on pages 50 - 57 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on November 6, 2015 (the “Proxy Statement”).  The foregoing description of the Equity Incentive Plan is qualified in its entirety by reference to the full text of the Equity Incentive Plan, which is filed as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 16, 2015 at the Radnor Hotel in Wayne, Pennsylvania. At the Annual Meeting, a total of 46,937,345 shares of the Company's common stock, out of a total of 50,195,171 shares of common stock outstanding and entitled to vote as of the record date, were present in person or represented by proxies. The Company’s stockholders voted on five proposals at the Annual Meeting. The results of voting on the five proposals, including final voting tabulations, are set forth below.

(1)    The stockholders elected Eric F. Artz, Ann Torre Bates, Denise M. Clark, Michael S. Funk, Gail A. Graham, James P. Heffernan, Peter A. Roy, and Steven L. Spinner to serve as Directors until the annual meeting of stockholders to be held in 2016 and until their successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Eric F. Artz	42,843,716	913,051	106,339	3,074,239
Ann Torre Bates	42,500,942	1,249,247	112,917	3,074,239
Denise M. Clark	42,694,533	1,054,511	114,062	3,074,239
Michael S. Funk	42,201,224	1,611,129	50,753	3,074,239
Gail A. Graham	41,834,386	1,891,214	137,506	3,074,239
James P. Heffernan	41,791,884	1,949,128	122,094	3,074,239
Peter A. Roy	42,691,390	1,057,897	113,819	3,074,239
Steven L. Spinner	41,986,892	1,805,672	70,542	3,074,239

(2)    The stockholders approved the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 30, 2016.

For	Against	Abstain	Broker Non-Votes
45,523,522	1,343,082	70,741	—

(3)    The stockholders approved, on an advisory basis, the Company’s executive compensation.

For	Against	Abstain	Broker Non-votes
42,269,171	1,364,247	229,688	3,074,239

(4)    The stockholders approved the amendment and restatement of the United Natural Foods, Inc. 2012 Equity Incentive Plan.

For	Against	Abstain	Broker Non-votes
39,276,904	4,457,977	128,225	3,074,239

(5)    The stockholders did not approve a stockholder proposal regarding limitations on accelerated vesting of equity awards upon a change in control.

For	Against	Abstain	Broker Non-votes
13,103,874	30,144,107	615,125	3,074,239

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ JOSEPH J. TRAFICANTI
Name:	Joseph J. Traficanti
Title:	Senior Vice President, General Counsel and Chief Compliance Officer

Date:    December 18, 2015